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                                                                    EXHIBIT 23.2


                         CONSENT OF BDO SPENCER STEWART
                           (JOHANNESBURG) INCORPORATED


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-50996, 333-33672, 333-64027, 333-38449,
33-65538, 33-81008, 33-46166, and 33-32677) of Raining Data Corporation (fka
Omnis Technology Corporation) of our report dated March 29, 2000 relating to the financial statements of Pick Systems Africa (Proprietary) Limited, which appear in this Report on Form 8-K.


/s/ BDO SPENCER STEWART (JHB) INC.

BDO SPENCER STEWART
(JOHANNESBURG) INCORPORATED
Johannesburg
April 30, 2001